Exhibit 99.2

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Corporate Data

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Forward-Looking Statement

This supplemental package contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We caution investors that any forward-looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management.  Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control.  Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.  These factors include, without limitation: risks associated with management’s focus on asset dispositions, loan defaults, cash generation and general strategic matters; risks associated with the timing and consequences of loan defaults and related asset dispositions; risks associated with contingent guarantees by our Operating Partnership; risks associated with our liquidity situation; risks associated with the negative impact of the current credit crisis and economic slowdown; general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the availability and terms of financing and the use of debt to fund acquisitions and developments; risks associated with our ability to dispose of properties, if and when we decide to do so, at prices or terms set by or acceptable to us; risks and uncertainties affecting property development and construction; risks associated with increases in interest rates, volatility in the securities markets and contraction in the credit markets affecting our ability to extend or refinance existing loans as they come due; risks associated with joint ventures; potential liability for uninsured losses and environmental contamination; risks associated with our potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with our dependence on key personnel whose continued service is not guaranteed.

For a further list and description of such risks and uncertainties, see our Annual Report on Form 10-K/A filed on April 30, 2009 and our Quarterly Report on Form 10-Q filed on August 10, 2009 with the Securities and Exchange Commission.  We do not update forward-looking statements and disclaim any intention or obligation to update or revise them, whether as a result of new information, future events or otherwise.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Quarterly Highlights

Maguire Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust, is the largest owner and operator of Class A office properties in the Los Angeles central business district and is primarily focused on owning and operating high-quality office properties in the Southern California market.  We are a full-service real estate company with substantial in-house expertise and resources in property management, marketing, leasing, acquisitions, development and financing.

As of September 30, 2009, our office portfolio was comprised of whole or partial interests in 33 properties totaling approximately 18 million net rentable square feet, one 350-room hotel with 266,000 square feet, and on- and off-site structured parking plus surface parking totaling approximately 12 million square feet, which accommodates approximately 38,000 vehicles.  We have one recently completed development project that totals approximately 188,000 square feet of office space.  We also own undeveloped land that we believe can support up to approximately 4 million square feet of office and mixed-use development and approximately 5 million square feet of structured parking, excluding development sites that will be disposed of along with our Stadium Towers Plaza, 2600 Michelson and Pacific Arts Plaza properties.

This Supplemental Operating and Financial Data package should be read in conjunction with our consolidated financial statements for the year ended December 31, 2008 in our Annual Report on Form 10-K/A filed with the Securities and Exchange Commission (SEC) on April 30, 2009.  For more information on Maguire Properties, visit our website at www.maguireproperties.com.

Asset Disposition Program:

During the second quarter of 2009, our board of directors approved management’s plan to cease funding cash shortfalls at the following properties: (1) Park Place I in Irvine, California, (2) Stadium Towers Plaza in Central Orange County, California, (3) Park Place II in Irvine, California, (4) 2600 Michelson in Irvine, California, (5) Pacific Arts Plaza in Costa Mesa, California, (6) 550 South Hope in Los Angeles, California and (7) 500 Orange Tower in Central Orange County, California.  In this Supplemental Operating and Financial Data package, we refer to the properties listed above, excluding Park Place I which has been disposed of, as “Properties in Default.”

With the exception of 500 Orange Tower, special purpose property-owning subsidiaries defaulted on the mortgage loans encumbering Park Place I, Stadium Towers Plaza, Park Place II, 2600 Michelson, Pacific Arts Plaza and 550 South Hope by not making the required debt service payments during the third quarter of 2009.

On August 11, 2009, we completed a deed-in-lieu of foreclosure with the lender to dispose of Park Place I.  Additionally, we closed the sale of certain parking areas together with related development rights associated with the Park Place campus for $17.0 million.  We received net proceeds of $16.5 million, which we intend to use for general corporate purposes.

Our mortgage loans at Stadium Towers Plaza, Park Place II, 2600 Michelson, Pacific Arts Plaza and 550 South Hope continue to be in default as of November 2, 2009.  We are working with the special servicers to dispose of these assets.  We are accruing additional default interest at a rate of 5% per annum on these loans.  During the third quarter, we accrued default interest totaling $4.6 million as well as $7.3 million of regular scheduled interest that was unpaid as of September 30, 2009 related to these properties.

On September 15, 2009, we entered into an agreement to sell 130 State College located in Orange County for $6.5 million.  This transaction closed on October 30, 2009.  We received net proceeds totaling approximately $6 million, which we intend to use for general corporate purposes.

Debt:

During the third quarter, we extended the maturity date of our Lantana Media Campus construction loan to June 13, 2010.  Additionally, we entered into loan modification agreements to amend the financial covenants of our Plaza Las Fuentes mortgage and Lantana Media Campus construction loan.  We made certain principal paydowns and agreed to other changes to the loan agreements in connection with these modifications.

As of September 30, 2009, excluding mortgages encumbering the Properties in Default, approximately 69% of our outstanding debt is fixed (or swapped to a fixed rate) at a weighted average interest rate of approximately 5.7% with a weighted average remaining term of approximately six years.

Impairment:

During the third quarter, we recorded impairment charges totaling $10.1 million, of which $5.9 million has been recorded in continuing operations and $4.2 million in discontinued operations.

The $5.9 million impairment charge recorded in continuing operations was related to the writedown of 130 State College to its estimated fair value, less estimated costs to sell, as of September 30, 2009.  The $4.2 million impairment charge recorded in discontinued operations was related to the disposition of Park Place I.

Leasing Activities:

During the third quarter, new leases and renewals were executed for approximately 0.3 million square feet (including our pro rata share of our joint venture properties).  Cash rent on new leases completed during the quarter decreased 16.5% in our Effective Portfolio, compared to cash rents on those spaces immediately prior to their expiration, and GAAP rent decreased 19.3% compared to prior GAAP rents.  Leases totaling approximately 0.3 million square feet expired during the third quarter (including our pro rata share of our joint venture properties).

Development Activities:

Construction activities are complete at 207 Goode, and we received a certificate of occupancy in September 2009.  207 Goode is an eight-story, 187,974 square foot office building located in Glendale, California.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Investor Information

355 South Grand Avenue, Suite 3300
Los Angeles, CA 90071
Tel. (213) 626-3300
Fax (213) 687-4758

Senior Management

Nelson C. Rising	President and Chief Executive Officer	Jonathan L. Abrams	Senior Vice President, General Counsel and Secretary
Shant Koumriqian	Executive Vice President, Chief Financial Officer	Robert P. Goodwin	Senior Vice President, Construction and Development
Peggy M. Moretti	Senior Vice President, Investor and Public Relations	Peter K. Johnston	Senior Vice President, Leasing
	& Chief Administrative Officer	Christopher C. Rising	Senior Vice President, Strategic Initiatives

Corporate

Investor Relations Contact: Peggy M. Moretti at (213) 613-4558
Please visit our corporate website at: www.maguireproperties.com

Transfer Agent	Timing
American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038 (718) 921-8201 www.amstock.com	Quarterly results for 2009 will be announced according to the following schedule:

	Fourth Quarter	March 2010

Equity Research Coverage

Credit Suisse	Steven Benyik	(212) 538-0239
Deutsche Bank Securities, Inc.	Vincent Chao	(212) 250-6799
Friedman, Billings, Ramsey & Co., Inc.	Wilkes J. Graham	(703) 312-9737
Goldman Sachs & Co.	Jay Haberman	(917) 343-4260
Green Street Advisors	Michael Knott	(949) 640-8780
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280
Raymond James Associates	Paul Puryear	(727) 567-2253
RBC Capital Markets	Dave Rodgers	(440) 715-2647
Robert W. Baird & Company	David Aubuchon	(314) 863-4235
Stifel, Nicolaus & Co., Inc.	John Guinee	(443) 224-1307

Maguire Properties, Inc. is currently followed by the sell-side analysts listed above, with the exception of Green Street Advisors, which is an independent research firm.  This list may not be complete and is subject to change as firms add or delete coverage of our company.  Please note that any opinions, estimates or forecasts regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Maguire Properties, Inc. or its management.  We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of or concurrence with such information, conclusions or recommendations.  Interested persons may obtain copies of analysts’ reports on their own; we do not distribute these reports.  Various of these firms may from time-to-time own our stock and/or hold other long or short positions in our stock, and may provide compensated services to us.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

  Common Stock Data

Our common stock is traded on the New York Stock Exchange under the symbol MPG. Selected information about our common stock for the past five quarters (based on NYSE prices) is as follows:

	2009			2008
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
High price	$3.09	$2.05	$3.12	$6.79	$16.32
Low price	$0.51	$0.66	$0.33	$1.03	$4.75
Closing price	$2.10	$0.85	$0.72	$1.46	$5.96
Dividends per share - annualized	$–	$–	$–	$–	$–
Closing dividend yield - annualized	(1)	(1)	(1)	(1)	(1)
Closing common shares and Operating Partnership units outstanding (in thousands)	54,620	54,642	54,656	54,650	54,559
Closing market value of common shares and Operating Partnership units outstanding (in thousands)	$114,702	$46,446	$39,352	$79,788	$325,173

Dividend Information:

Common Stock
Dividend amount per share	(1)	(1)	(1)	(1)	(1)
Declaration date
Record date
Payment date

Series A Preferred Stock
Dividend amount per share	(2)	(2)	(2)	(2)	$0.4766
Declaration date					September 18, 2008
Record date					October 10, 2008
Payment date					October 31, 2008
__________
(1)
The Board of Directors did not declare a dividend on our common stock for the quarters ended September 30,  June 30 and March 31, 2009 and December 31 and September 30, 2008.  There can be no assurance that we will make distributions on our common stock at historical levels or at all.

(2)
The Board of Directors did not declare a dividend on our Series A Preferred Stock during the three months ended October 31, July 31, April 30 and January 31, 2009. Dividends on our Series A Preferred Stock are cumulative, and therefore, will continue to accrue at an annual rate of $1.9064 per share.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Consolidated Financial Results

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

  Financial Highlights
(unaudited and in thousands, except share, per share, percentage and ratio amounts)

	For the Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Income Items:
Revenue (1)	$126,329	$127,351	$124,384	$128,543	$123,868
Straight line rent	3,909	4,827	3,799	2,964	3,902
Fair value lease revenue (2)	4,488	5,672	4,660	5,200	5,480
Lease termination fees	11	1,152	81	860	13
Office property operating margin (3)	63.2%	62.9%	63.3%	62.0%	62.3%

Net loss available to common stockholders	$(46,829)	$(380,450)	$(53,890)	$(96,305)	$(72,524)
Net loss available to common stockholders - basic and diluted	(0.97)	(7.95)	(1.13)	(2.02)	(1.52)

Funds from operations (FFO) available to common stockholders (4)	$(11,699)	$(339,712)	$(30,786)	$(42,180)	$(20,158)
FFO per share - basic (4)	(0.24)	(7.10)	(0.64)	(0.88)	(0.42)
FFO per share - diluted (4)	(0.24)	(7.10)	(0.64)	(0.88)	(0.42)
FFO per share before specified items - basic (4)	0.06	0.08	0.07	0.04	0.04
FFO per share before specified items - diluted (4)	0.06	0.08	0.07	0.04	0.04

Dividends declared per common share	$–	$–	$–	$–	$–
Dividends declared per preferred share (5)	–	–	–	–	0.4766

Ratios:
Interest coverage ratio (6)	0.95	(4.66)	1.11	0.40	0.70
Interest coverage ratio before specified items (7)	1.13	1.14	1.13	1.08	1.05
Fixed-charge coverage ratio (8)	0.87	(4.29)	1.02	0.37	0.65
Fixed-charge coverage ratio before specified items (9)	1.04	1.05	1.04	1.00	0.97

Capitalization:
Common stock price @ quarter end	$2.10	$0.85	$0.72	$1.46	$5.96

Total consolidated debt	$4,421,913	$4,600,771	$4,869,916	$4,882,809	$4,874,471
Preferred stock liquidation preference	250,000	250,000	250,000	250,000	250,000
Common equity value @ quarter end (10)	114,702	46,446	39,352	79,788	325,173
Total consolidated market capitalization	$4,786,615	$4,897,217	$5,159,268	$5,212,597	$5,449,644

Company share of MMO joint venture debt	160,975	161,123	161,268	161,420	161,566
Total combined market capitalization	$4,947,590	$5,058,340	$5,320,536	$5,374,017	$5,611,210

Total consolidated debt / total consolidated market capitalization	92.4%	93.9%	94.4%	93.7%	89.4%
Total combined debt / total combined market capitalization	92.6%	94.1%	94.6%	93.9%	89.7%
Total consolidated debt plus liquidation preference / total consolidated market capitalization	97.6%	99.1%	99.2%	98.5%	94.0%
Total combined debt plus liquidation preference / total combined market capitalization	97.7%	99.1%	99.3%	98.5%	94.2%

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

  Financial Highlights (continued)
(unaudited and in thousands, except share, per share, percentage and ratio amounts)

__________
(1)
Excludes revenue from discontinued operations of approximately $3 million, $10 million, $12 million, $12 million and $15 million for the three months ended September 30, June 30 and March 31, 2009 and December 31 and September 30, 2008, respectively.

(2)	Represents the net adjustment for above- and below-market leases, which are being amortized over the remaining term of the respective leases from the date of acquisition.
(3)
Calculated as follows: (rental, tenant reimbursement and parking revenues - rental property operating and maintenance, real estate taxes and parking expenses) / (rental, tenant reimbursement and parking revenues).  Lease termination fees are reported as part of interest and other revenue in the consolidated statements of operations.

(4)	For a definition and discussion of FFO, see page 48. For a quantitative reconciliation of the differences between FFO and net income, see page 14.
(5)	A preferred dividend was declared for the three months ended October 31, 2008.
(6)
Calculated as earnings before interest, taxes and depreciation and amortization and preferred dividends, or EBITDA, of $62,637, $(317,416), $76,027, $28,970 and $51,839, respectively, divided by cash paid for interest of $66,005, $68,159, $68,288, $73,055 and $73,547, respectively.  Cash paid for interest excludes default interest that was accrued during third quarter 2009 totaling $4.6 million for Properties in Default.  For a discussion of EBITDA, see page 50.  For a quantitative reconciliation of the differences between EBITDA and net income, see page 17.

(7)
Calculated as Adjusted EBITDA of $74,557, $77,684, $77,218, $78,970 and $76,899, respectively, divided by cash paid for interest of $66,005, $68,159, $68,288, $73,055 and $73,547, respectively.  For a discussion of Adjusted EBITDA, see page 50.

(8)	Calculated as EBITDA of $62,637, $(317,416), $76,027, $28,970 and $51,839, respectively, divided by fixed charges of $71,989, $74,033, $74,371, $79,166 and $79,342, respectively.
(9)	Calculated as Adjusted EBITDA of $74,557, $77,684, $77,218, $78,970 and $76,899, respectively, divided by fixed charges of $71,989, $74,033, $74,371, $79,166 and $79,342, respectively.
(10)
Assumes 100% conversion of the limited partnership units in the Operating Partnership into shares of our common stock.  Our limited partners have the right to redeem all or part of their Operating Partnership units at any time.  At the time of redemption, we have the right to determine whether to redeem the Operating Partnership units for cash, based upon the fair market value of an equivalent number of shares of our common stock at the time of redemption, or exchange them for shares of our common stock on a one-for-one basis, subject to adjustment in the event of stock splits, stock dividends, issuance of stock rights, specified extraordinary distribution and similar events.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

  Consolidated Balance Sheets
(unaudited and in thousands)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Assets
Investments in real estate	$4,337,009	$4,559,872	$5,024,534	$5,026,688	$5,219,538
Less: accumulated depreciation	(647,581)	(666,092)	(638,343)	(604,302)	(576,329)
	3,689,428	3,893,780	4,386,191	4,422,386	4,643,209

Cash, cash equivalents and restricted cash	222,109	223,223	256,558	280,166	351,246
Rents, deferred rents and other receivables, net	83,593	84,206	82,024	78,938	78,242
Deferred charges, net	154,488	165,696	176,916	184,156	193,384
Other assets	22,287	25,396	43,601	39,166	43,632
Investment in unconsolidated joint ventures	–	–	9,428	11,606	13,326
Assets associated with real estate held for sale	–	–	161,668	182,597	–
Total assets	$4,171,905	$4,392,301	$5,116,386	$5,199,015	$5,323,039

Liabilities and Deficit
Liabilities:
Mortgage and other secured loans	$4,421,913	$4,600,771	$4,704,696	$4,714,090	$4,874,471
Dividends and distributions payable	–	–	–	–	3,177
Accounts payable, accrued interest payable and other liabilities	188,709	174,467	194,062	221,066	214,119
Acquired below-market leases, net	84,013	91,015	104,359	112,173	119,895
Obligations associated with real estate held for sale	–	–	169,929	171,348	–
Total liabilities	4,694,635	4,866,253	5,173,046	5,218,677	5,211,662

Deficit:
Stockholders' Deficit:
Common and preferred stock and additional paid-in capital	701,110	699,931	698,377	696,840	695,361
Accumulated deficit and dividends	(1,125,223)	(1,082,577)	(705,730)	(656,606)	(563,478)
Accumulated other comprehensive loss, net	(36,659)	(35,451)	(44,020)	(59,896)	(20,506)
Total stockholders' deficit	(460,772)	(418,097)	(51,373)	(19,662)	111,377
Noncontrolling Interests:
Common units of our Operating Partnership	(61,958)	(55,855)	(5,287)	–	–
Total deficit	(522,730)	(473,952)	(56,660)	(19,662)	111,377
Total liabilities and deficit	$4,171,905	$4,392,301	$5,116,386	$5,199,015	$5,323,039

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

  Consolidated Statements of Operations
(unaudited and in thousands, except share and per share amounts)

	For the Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Revenue:
Rental	$78,528	$79,924	$76,350	$76,561	$74,596
Tenant reimbursements	28,483	26,395	27,582	29,748	27,359
Hotel operations	4,916	5,148	4,994	6,448	6,301
Parking	12,422	12,193	12,588	12,806	12,354
Management, leasing and development services	1,550	1,747	2,030	1,305	1,518
Interest and other	430	1,944	840	1,675	1,740
Total revenue	126,329	127,351	124,384	128,543	123,868

Expenses:
Rental property operating and maintenance	29,509	28,589	27,227	29,522	28,166
Hotel operating and maintenance	3,371	3,481	3,449	4,021	4,102
Real estate taxes	10,908	11,782	11,551	11,616	10,912
Parking	3,529	3,646	3,943	4,137	4,002
General and administrative	8,603	7,914	8,264	8,038	9,052
Other expense	1,556	1,639	1,504	1,359	1,574
Depreciation and amortization	37,729	42,472	41,082	39,870	40,475
Impairment of long-lived assets	5,900	236,557	–	–	–
Interest	68,114	58,606	76,835	63,766	59,859
Loss from early extinguishment of debt	–	–	–	–	1,463
Total expenses	169,219	394,686	173,855	162,329	159,605

Loss from continuing operations before equity in net
loss of unconsolidated joint venture and gain on sale of real estate	(42,890)	(267,335)	(49,471)	(33,786)	(35,737)
Equity in net loss of unconsolidated joint venture	229	(9,120)	(1,739)	(330)	(98)
Gain on sale of real estate	–	–	20,350	–	–
Loss from continuing operations	(42,661)	(276,455)	(30,860)	(34,116)	(35,835)

Discontinued Operations:
Loss from discontinued operations before gain on sale of real estate	(5,919)	(152,153)	(27,930)	(57,423)	(31,923)
Gain on sale of real estate	–	–	2,170	–	–
Loss from discontinued operations	(5,919)	(152,153)	(25,760)	(57,423)	(31,923)

Net loss	(48,580)	(428,608)	(56,620)	(91,539)	(67,758)

Net loss attributable to common units of our Operating Partnership	6,517	52,924	7,496	–	–

Net loss attributable to Maguire Properties, Inc.	(42,063)	(375,684)	(49,124)	(91,539)	(67,758)

Preferred stock dividends	(4,766)	(4,766)	(4,766)	(4,766)	(4,766)

Net loss available to common stockholders	$(46,829)	$(380,450)	$(53,890)	$(96,305)	$(72,524)

Basic and diluted loss per common share:
Loss from continuing operations	$(0.86)	$(5.16)	$(0.66)	$(0.82)	$(0.85)
Loss from discontinued operations	(0.11)	(2.79)	(0.47)	(1.20)	(0.67)
Net loss available to common stockholders per share	$(0.97)	$(7.95)	$(1.13)	$(2.02)	$(1.52)
Weighted average number of common shares outstanding	48,285,111	47,836,591	47,788,028	47,777,101	47,773,575

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Consolidated Statements of Discontinued Operations
(unaudited and in thousands)

	For the Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Revenue:
Rental	$2,178	$8,901	$10,238	$9,937	$12,725
Tenant reimbursements	145	242	257	97	1,288
Parking	78	611	670	689	952
Interest and other	125	458	455	912	467
Total revenue	2,526	10,212	11,620	11,635	15,432

Expenses:
Rental property operating and maintenance	1,234	4,056	4,238	4,465	6,128
Real estate taxes	411	1,557	1,820	1,600	2,605
Parking	109	542	525	526	640
Depreciation and amortization	1,393	3,795	4,528	6,281	6,492
Impairment of long-lived assets	4,231	148,116	23,500	50,000	21,796
Interest	804	3,922	4,728	6,186	7,893
Loss from early extinguishment of debt	263	377	211	–	1,801
Total expenses	8,445	162,365	39,550	69,058	47,355

Loss from discontinued operations before gain on sale of real estate	(5,919)	(152,153)	(27,930)	(57,423)	(31,923)
Gain on sale of real estate	–	–	2,170	–	–
Loss from discontinued operations	$(5,919)	$(152,153)	$(25,760)	$(57,423)	$(31,923)

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Consolidated Statements of Operations Related to Properties in Default (1)
(unaudited and in thousands)

For the Three Months Ended September 30, 2009
Revenue:
Rental	$13,028
Tenant reimbursements	3,610
Parking	1,421
Interest and other	106
Total revenue	18,165

Expenses:
Rental property operating and maintenance	4,915
Real estate taxes	1,910
Parking	445
Depreciation and amortization	5,900
Interest (2)	17,350
Total expenses	30,520

Loss from operations related to Properties in Default	$(12,355)
__________
(1)
Properties in Default include the following: Stadium Towers Plaza, Park Place II, 2600 Michelson, Pacific Arts Plaza, 550 South Hope and 500 Orange Tower.  As of November 2, 2009, the mortgage loans on these properties are in default, with the exception of 500 Orange Tower.

(2)	Includes default interest totaling $4.6 million as well as regular scheduled interest totaling $7.3 million, both of which are unpaid as of September 30, 2009.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

MMO Unconsolidated Joint Venture Statements of Operations
(unaudited and in thousands)

	For the Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Revenue:
Rental	$19,532	$19,848	$20,389	$21,445	$22,562
Tenant reimbursements	6,920	5,885	6,439	6,579	6,684
Parking	1,532	1,655	2,035	2,041	2,210
Interest and other	20	21	27	85	2,422
Total revenue	28,004	27,409	28,890	30,150	33,878

Expenses:
Rental property operating and maintenance	6,565	6,329	6,305	7,049	6,467
Real estate taxes	4,078	4,061	3,441	2,419	3,298
Parking	428	519	422	445	422
Depreciation and amortization	10,705	10,039	16,560	11,018	13,375
Impairment of long-lived assets	–	50,254	–	–	–
Interest	10,981	10,872	10,809	11,008	11,014
Other	1,302	1,257	1,247	1,370	1,359
Total expenses	34,059	83,331	38,784	33,309	35,935

Net loss	$(6,055)	$(55,922)	$(9,894)	$(3,159)	$(2,057)

Company share	$(1,211)	$(11,184)	$(1,979)	$(631)	$(412)
Intercompany eliminations	280	279	240	301	314
Unallocated losses	1,160	1,785	–	–	–

Equity in net loss of unconsolidated joint venture	$229	$(9,120)	$(1,739)	$(330)	$(98)

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Funds from Operations
(unaudited and in thousands, except share and per share amounts)

		For the Three Months Ended
		September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Reconciliation of net loss available to common stockholders to funds from operations:

Net loss available to common stockholders		$(46,829)	$(380,450)	$(53,890)	$(96,305)	$(72,524)

Add:	Depreciation and amortization of real estate assets	39,038	46,183	45,526	46,052	46,881
	Depreciation and amortization of real estate assets - unconsolidated joint venture (1)	2,141	2,008	3,312	2,204	2,675
	Net loss attributable to common units of our Operating Partnership	(6,517)	(52,924)	(7,496)	–	–
	Unallocated losses - unconsolidated joint venture (1)	(1,160)	(1,785)	–	–	–
Deduct:	Gains on sale of real estate	–	–	22,520	–	–

Funds from operations available to common stockholders and unit holders (FFO) (2)		$(13,327)	$(386,968)	$(35,068)	$(48,049)	$(22,968)

Company share of FFO (3)		$(11,699)	$(339,712)	$(30,786)	$(42,180)	$(20,158)

FFO per share - basic		$(0.24)	$(7.10)	$(0.64)	$(0.88)	$(0.42)
FFO per share - diluted		$(0.24)	$(7.10)	$(0.64)	$(0.88)	$(0.42)

Weighted average number of common shares outstanding - basic		48,285,111	47,836,591	47,788,028	47,777,101	47,773,575
Weighted average number of common and common equivalent shares outstanding - diluted		48,592,128	47,837,083	47,788,795	47,777,868	47,778,955
Weighted average diluted shares and units		55,266,701	54,511,656	54,463,368	54,452,441	54,453,528

Reconciliation of FFO to FFO before specified items: (2)

FFO available to common stockholders and unit holders (FFO)		$(13,327)	$(386,968)	$(35,068)	$(48,049)	$(22,968)
Add:	Loss from early extinguishment of debt included in continuing operations	–	–	–	–	1,463
	Loss from early extinguishment of debt included in discontinued operations	263	377	211	–	1,801
	Unrealized loss on forward-starting interest rate swap	–	(15,255)	15,255	–	–
	Realized loss on forward-starting interest rate swap	–	11,340	–	–	–
	Default interest accrued on Properties in Default	4,561	–	–	–	–
	Severance-related charges	1,526	–	–	–	–
	Impairment of long-lived assets included in continuing operations	5,900	236,557	–	–	–
	Impairment of long-lived assets included in discontinued operations	4,231	148,116	23,500	50,000	21,796
	Impairment of long-lived assets included in unconsolidated joint venture (1)	–	10,050	–	–	–
FFO before specified items		$3,154	$4,217	$3,898	$1,951	$2,092

Company share of FFO before specified items (3)		$2,769	$3,702	$3,422	$1,713	$1,836

FFO per share before specified items - basic		$0.06	$0.08	$0.07	$0.04	$0.04
FFO per share before specified items - diluted		$0.06	$0.08	$0.07	$0.04	$0.04
__________
(1)	Amount represents our 20% ownership interest in the MMO joint venture.
(2)	For the definition and discussion of FFO and FFO before specified items, see page 48.
(3)	Based on a weighted average interest in our Operating Partnership of approximately 87.8% for all periods presented.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Adjusted Funds from Operations (1)
(unaudited and in thousands)

		For the Three Months Ended
		September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

FFO		$(13,327)	$(386,968)	$(35,068)	$(48,049)	$(22,968)
Add:	Non-real estate depreciation	84	84	84	99	86
	Straight line ground lease expense	511	511	511	51	620
	Amortization of deferred financing costs	1,901	1,955	2,259	2,243	1,790
	Unrealized loss on forward-starting interest rate swap	–	(15,255)	15,255	–	–
	Realized loss on forward-starting interest rate swap	–	11,340	–	–	–
	Default interest accrued on Properties in Default	4,561	–	–	–	–
	Non-cash stock compensation	1,182	1,539	1,500	1,443	1,385
	Impairment of long-lived assets included in continuing operations	5,900	236,557	–	–	–
	Impairment of long-lived assets included in discontinued operations	4,231	148,116	23,500	50,000	21,796
	Impairment of long-lived assets included in unconsolidated joint venture	–	10,050	–	–	–
	Loss from early extinguishment of debt	263	377	211	–	3,264

Deduct:	Straight line rent	3,758	5,023	4,094	3,784	4,909
	Fair value lease revenue	4,532	5,900	5,057	5,643	6,457
	Capitalized payments (2)	4,196	3,550	4,877	5,520	7,137
	Non-recoverable capital expenditures	614	923	1,077	620	2,959
	Recoverable capital expenditures	390	320	90	704	145
	Hotel improvements, equipment upgrades and replacements	62	251	113	290	254
	2nd generation tenant improvements and leasing commissions (3), (4)	1,348	1,664	2,336	7,878	3,614
	MMO joint venture AFFO adjustments	439	1,294	611	532	638

Adjusted funds from operations (AFFO)		$(10,033)	$(10,619)	$(10,003)	$(19,184)	$(20,140)
__________
(1)	For the definition and computation method of AFFO, see page 49. For a quantitative reconciliation of the differences between AFFO and cash flows from operating activities, see page 17.
(2)	Includes capital lease principal payments, regular principal payments required to service our debt, capitalized leasing and development payroll, and capitalized interest.
(3)
Excludes 1st generation tenant improvements and leasing commissions of $5.4 million, $4.9 million, $1.4 million, $6.2 million and $0.4 million for the three months ended September 30, June 30 and March 31, 2009 and December 31 and September 30, 2008, respectively.

(4)
Excludes tenant improvements and leasing commissions paid using cash reserves that were funded through loan proceeds upon acquisition or debt refinancing of $0.2 million, $0.7 million, $4.7 million, $6.2 million and $5.5 million for the three months ended September 30, June 30 and March 31, 2009 and December 31 and September 30, 2008, respectively.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Adjusted Funds from Operations Related to Properties in Default (1)
(unaudited and in thousands)

		For the Three Months Ended September 30, 2009

FFO		$(6,455)
Add:	Amortization of deferred financing costs	166
	Default interest accrued	4,561

Deduct:	Straight line rent	1,035
	Fair value lease revenue	1,491
	Capitalized payments (2)	326
	Non-recoverable capital expenditures	1
	Recoverable capital expenditures	32
	2nd generation tenant improvements and leasing commissions	5

Adjusted funds from operations related to Properties in Default		$(4,618)
__________
(1)
Properties in Default include the following: Stadium Towers Plaza, Park Place II, 2600 Michelson, Pacific Arts Plaza, 550 South Hope and 500 Orange Tower.  As of November 2, 2009, the mortgage loans on these properties are in default, with the exception of 500 Orange Tower.

(2)	Includes regular principal payments related to the Park Place II mortgage loan.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Reconciliation of Earnings before Interest, Taxes and Depreciation and Amortization (1) and Adjusted Funds from Operations (2)
(unaudited and in thousands)

		For the Three Months Ended
		September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Reconciliation of net loss to earnings before interest, taxes and depreciation and amortization (EBITDA):

Net loss		$(48,580)	$(428,608)	$(56,620)	$(91,539)	$(67,758)
Add:	Interest expense (3)	68,918	62,528	81,563	69,952	67,752
	Company share of interest expense included in unconsolidated joint venture	2,196	2,174	2,162	2,202	2,203
	Depreciation and amortization (4)	39,122	46,267	45,610	46,151	46,967
	Company share of depreciation and amortization included in unconsolidated joint venture	2,141	2,008	3,312	2,204	2,675
Deduct:	Unallocated losses from unconsolidated joint venture	1,160	1,785	–	–	–

EBITDA		$62,637	$(317,416)	$76,027	$28,970	$51,839

EBITDA		$62,637	$(317,416)	$76,027	$28,970	$51,839
Add:	Loss from early extinguishment of debt included in continuing operations	–	–	–	–	1,463
	Loss from early extinguishment of debt included in discontinued operations	263	377	211	–	1,801
	Severance-related charges	1,526	–	–	–	–
	Impairment of long-lived assets included in continuing operations	5,900	236,557	–	–	–
	Impairment of long-lived assets included in discontinued operations	4,231	148,116	23,500	50,000	21,796
	Impairment of long-lived assets included in unconsolidated joint venture	–	10,050	–	–	–
Deduct:	Gain on sale of real estate included in continuing operations	–	–	20,350	–	–
	Gain on sale of real estate included in discontinued operations	–	–	2,170	–	–

Adjusted EBITDA		$74,557	$77,684	$77,218	$78,970	$76,899

Reconciliation of cash flows from operating activities to adjusted funds from operations (AFFO):

Cash flows from operating activities		$11,029	$(248)	$(8,254)	$(26,978)	$(7,588)
Changes in other assets and liabilities		(18,648)	(7,213)	1,867	17,286	(5,580)
Non-recoverable capital expenditures		(614)	(923)	(1,077)	(620)	(2,959)
Recoverable capital expenditures		(390)	(320)	(90)	(704)	(145)
Hotel improvements, equipment upgrades and replacements		(62)	(251)	(113)	(290)	(254)
2nd generation tenant improvements and leasing commissions (5), (6)		(1,348)	(1,664)	(2,336)	(7,878)	(3,614)

AFFO		$(10,033)	$(10,619)	$(10,003)	$(19,184)	$(20,140)
__________
(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 50.
(2)	For the definition and discussion of AFFO, see page 49.
(3)
Includes interest expense of $0.8 million $3.9  million, $4.7 million, $6.2 million and $7.9 million for the three months ended September 30, June 30 and March 31, 2009 and December 31 and September 30, 2008, respectively, related to discontinued operations.

(4)
Includes depreciation and amortization of $1.4 million, $3.8 million, $4.5 million, $6.3 million and $6.5 million for the three months ended September 30, June 30 and March 31, 2009 and December 31 and September 30, 2008, respectively, related to discontinued operations.

(5)
Excludes 1st generation tenant improvements and leasing commissions of $5.4 million, $4.9 million, $1.4 million, $6.2 million and $0.4 million for the three months ended September 30, June 30 and March 31, 2009 and December 31 and September 30, 2008, respectively.

(6)
Excludes tenant improvements and leasing commissions paid using cash reserves that were funded through loan proceeds upon acquisition or debt refinancing of $0.2 million, $0.7 million, $4.7 million, $6.2 million and $5.5 million for the three months ended September 30, June 30 and March 31, 2009 and December 31 and September 30, 2008, respectively.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Capital Structure

Debt
(in thousands)
		Balance as of
		September 30, 2009

Mortgage and other secured loans		$4,421,913
Company share of MMO joint venture debt		160,975
Total combined debt		$4,582,888

Equity
(in thousands)

	Shares Outstanding	Total Liquidation Preference

Preferred stock	10,000	$250,000

	Shares & Units Outstanding	Market Value (1)

Common stock	47,945	$100,685

Noncontrolling common units of our Operating Partnership	6,675	14,017
Total common equity	54,620	$114,702

Total consolidated market capitalization		$4,786,615

Total combined market capitalization (2)		$4,947,590
__________
(1)	Value based on the New York Stock Exchange closing price of $2.10 on September 30, 2009.
(2)	Includes our share of Maguire Macquarie Office ("MMO") joint venture debt.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Debt Summary
(in thousands, except percentages)

	Maturity Date	Principal Amount as of September 30, 2009	% of Debt	Interest Rate as of September 30, 2009 (1)
Floating-Rate Debt

Repurchase facility (2)	May 1, 2011	$22,743	0.51%	3.00%

Construction Loans:
Lantana Media Campus	June 13, 2010	77,829	1.76%	4.25%
17885 Von Karman	June 30, 2010	24,154	0.55%	5.00%
207 Goode (3)	May 1, 2010	21,426	0.48%	2.05%
2385 Northside Drive	August 6, 2010	16,770	0.38%	5.00%
Total construction loans		140,179	3.17%	4.13%

Variable-Rate Mortgage Loans:
Griffin Towers (4)	May 1, 2010	125,000	2.82%	6.50%
Plaza Las Fuentes (5)	September 29, 2010	94,400	2.13%	3.50%
Brea Corporate Place (6)	May 1, 2010	70,468	1.59%	2.20%
Brea Financial Commons (6)	May 1, 2010	38,532	0.87%	2.20%
Total variable-rate mortgage loans		328,400	7.41%	4.21%

Variable-Rate Swapped to Fixed-Rate:
KPMG Tower (7)	October 9, 2012	400,000	9.03%	7.16%
207 Goode (3)	May 1, 2010	25,000	0.56%	7.36%
Total variable-rate swapped to fixed-rate loans		425,000	9.59%	7.18%

Total floating-rate debt		916,322	20.68%	5.54%

Fixed-Rate Debt
Wells Fargo Tower	April 6, 2017	550,000	12.41%	5.68%
Two California Plaza	May 6, 2017	470,000	10.61%	5.50%
Gas Company Tower	August 11, 2016	458,000	10.34%	5.10%
777 Tower	November 1, 2013	273,000	6.16%	5.84%
US Bank Tower	July 1, 2013	260,000	5.87%	4.66%
City Tower	May 10, 2017	140,000	3.16%	5.85%
Glendale Center	August 11, 2016	125,000	2.82%	5.82%
Lantana Media Campus	January 6, 2010	98,000	2.21%	4.94%
801 North Brand	April 6, 2015	75,540	1.70%	5.73%
Mission City Corporate Center	April 1, 2012	52,000	1.17%	5.09%
The City - 3800 Chapman	May 6, 2017	44,370	1.00%	5.93%
701 North Brand	October 1, 2016	33,750	0.76%	5.87%
700 North Central	April 6, 2015	27,460	0.62%	5.73%
Griffin Towers Senior Mezzanine	May 1, 2011	20,000	0.45%	13.00%

Total fixed-rate debt		2,627,120	59.28%	5.50%

Total debt, excluding Properties in Default		3,543,442	79.96%	5.51%

Properties in Default
Pacific Arts Plaza (8)	April 1, 2012	270,000	6.09%	9.15%
550 South Hope Street (9)	May 6, 2017	200,000	4.51%	10.67%
500 Orange Tower	May 6, 2017	110,000	2.48%	5.88%
2600 Michelson (10)	May 10, 2017	110,000	2.48%	10.69%
Stadium Towers Plaza (11)	May 11, 2017	100,000	2.26%	10.78%
Park Place II (12)	March 11, 2012	98,482	2.22%	10.39%

Total Properties in Default		888,482	20.04%	9.60%

Total consolidated debt		4,431,924	100.00%	6.33%

Debt discount		(10,011)

Total consolidated debt, net of discount		$4,421,913

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Debt Summary (continued)
(in thousands, except percentages)

__________
(1)
The September 30, 2009 one-month LIBOR rate of 0.25% was used to calculate interest on the variable-rate loans, except for the 17885 Von Karman and 2385 Northside Drive construction loans which were calculated using the floor interest rate under the loan agreements of 5.00%.

(2)	This loan currently bears interest at a variable rate of LIBOR plus 2.75% and increasing to LIBOR plus 3.75% in May 2010.
(3)
This loan bears interest at LIBOR plus 1.80%.  We have entered into an interest rate swap agreement to hedge this loan up to $25.0 million, which effectively fixes the LIBOR rate at 5.564%.  One one-year extension is available at our option, subject to certain conditions, some of which we may be unable to fulfill.

(4)
This loan bears interest at a rate of the greater of LIBOR or 3.00%, plus 3.50%.  As required by the loan agreement, we have entered into an interest rate cap agreement that limits the LIBOR portion of the interest rate to 5.00% during the loan term, excluding the extension period.  One one-year extension is available at our option, subject to certain conditions, some of which we may be unable to fulfill.

(5)
As required by the loan agreement, we have entered into an interest rate cap agreement that limits the LIBOR portion of the interest rate to 4.75% during the loan term, excluding extension periods.  Three one-year extensions are available at our option, subject to certain conditions, some of which we may be unable to fulfill.

(6)
As required by the loan agreement, we have entered into an interest rate cap agreement that limits the LIBOR portion of the interest rate to 6.50% during the loan term, excluding extension periods.  Two one-year extensions are available at our option, subject to certain conditions, some of which we may be unable to fulfill.

(7)	This loan bears interest at a rate of LIBOR plus 1.60%. We have entered into an interest rate swap agreement to hedge this loan, which effectively fixes the LIBOR rate at 5.564%.
(8)
Our special purpose property-owning subsidiary that owns the Pacific Arts Plaza property failed to make the debt service payments under this loan that were due on September 1, October 1 and November 1, 2009.  The interest rate shown for this loan is the default rate as defined in the loan agreement.

(9)
Our special purpose property-owning subsidiary that owns the 550 South Hope property failed to make the debt service payments under this loan that were due on August 6, September 6 and October 6, 2009.  The interest rate shown for this loan is the default rate as defined in the loan agreement.

(10)
Our special purpose property-owning subsidiary that owns the 2600 Michelson property failed to make the debt service payments under this loan that were due on August 11, September 11 and October 11, 2009.  The interest rate shown for this loan is the default rate as defined in the loan agreement.

(11)
Our special purpose property-owning subsidiary that owns the Stadium Towers Plaza property failed to make the debt service payments under this loan that were due on August 11, September 11 and October 11, 2009.  The interest rate shown for this loan is the default rate as defined in the loan agreement.

(12)
Our special purpose property-owning subsidiary that owns the Park Place II property failed to make the debt service payments under this loan that were due on August 11, September 11 and October 11, 2009.  The interest rate shown for this loan is the default rate as defined in the loan agreement.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

MMO Joint Venture Debt Summary
 (in thousands, except percentages)

	Maturity Date	Principal Amount as of September 30, 2009	% of Debt	Interest Rate as of September 30, 2009

Fixed-Rate Debt
Wells Fargo Center (Denver, CO)	April 6, 2015	$276,000	34.37%	5.26%
One California Plaza	December 1, 2010	140,966	17.56%	4.73%
San Diego Tech Center	April 11, 2015	133,000	16.56%	5.70%
Quintana Campus (2)	December 11, 2011	106,000	13.20%	5.07%
Cerritos Corporate Center	February 1, 2016	95,000	11.83%	5.54%
Stadium Gateway	February 1, 2016	52,000	6.48%	5.66%
Total fixed-rate debt		802,966	100.00%	5.27%

Debt premium, net of discount		1,910
Total joint venture debt, net		$804,876

Our portion of joint venture debt (1)		$160,975
__________
(1)	We own 20% of the MMO joint venture.
(2)	The MMO joint venture defaulted on its Quintana mortgage loan by failing to make its required debt service payments.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Debt Maturities
(in thousands, except percentages)

	2009	2010	2011	2012	2013	Thereafter	Total
Floating-Rate Debt

Repurchase facility	$494	$11,971	$10,278	$–	$–	$–	$22,743

Construction Loans:
Lantana Media Campus	–	77,829	–	–	–	–	77,829
17885 Von Karman	–	24,154	–	–	–	–	24,154
207 Goode (1)	–	21,426	–	–	–	–	21,426
2385 Northside Drive	–	16,770	–	–	–	–	16,770
Total construction loans	–	140,179	–	–	–	–	140,179

Variable-Rate Mortgage Loans:
Griffin Towers (1)	–	125,000	–	–	–	–	125,000
Plaza Las Fuentes (2)	1,800	92,600	–	–	–	–	94,400
Brea Corporate Place (3)	–	70,468	–	–	–	–	70,468
Brea Financial Commons (3)	–	38,532	–	–	–	–	38,532

Total variable-rate mortgage loans	1,800	326,600	–	–	–	–	328,400

Variable-Rate Swapped to Fixed-Rate:
KPMG Tower	–	–	–	400,000	–	–	400,000
207 Goode (1)	–	25,000	–	–	–	–	25,000

Total variable-rate swapped to fixed-rate loans	–	25,000	–	400,000	–	–	425,000

Total floating-rate debt	2,294	503,750	10,278	400,000	–	–	916,322

Fixed-Rate Debt
Wells Fargo Tower (Los Angeles, CA)	–	–	–	–	–	550,000	550,000
Two California Plaza	–	–	–	–	–	470,000	470,000
Gas Company Tower	–	–	–	–	–	458,000	458,000
777 Tower	–	–	–	–	273,000	–	273,000
US Bank Tower	–	–	–	–	260,000	–	260,000
City Tower	–	–	–	–	–	140,000	140,000
Glendale Center	–	–	–	–	–	125,000	125,000
Lantana Media Campus	–	98,000	–	–	–	–	98,000
801 North Brand	–	–	–	–	–	75,540	75,540
Mission City Corporate Center	–	–	–	52,000	–	–	52,000
The City - 3800 Chapman	–	–	–	–	–	44,370	44,370
701 North Brand	–	–	–	–	–	33,750	33,750
700 North Central	–	–	–	–	–	27,460	27,460
Griffin Towers Senior Mezzanine	–	–	20,000	–	–	–	20,000

Total fixed-rate debt	–	98,000	20,000	52,000	533,000	1,924,120	2,627,120

Total debt, excluding Properties in Default	2,294	601,750	30,278	452,000	533,000	1,924,120	3,543,442

Debt discount	–	–	–	–	(2,675)	(3,593)	(6,268)
Total debt, excluding Properties in Default, net	2,294	601,750	30,278	452,000	530,325	1,920,527	3,537,174

Properties in Default
Pacific Arts Plaza	–	–	–	270,000	–	–	270,000
550 South Hope Street	–	–	–	–	–	200,000	200,000
500 Orange Tower	–	–	–	–	–	110,000	110,000
2600 Michelson	–	–	–	–	–	110,000	110,000
Stadium Towers Plaza	–	–	–	–	–	100,000	100,000
Park Place II	480	1,266	1,266	95,470	–	–	98,482

Total Properties in Default	480	1,266	1,266	365,470	–	520,000	888,482

Debt discount	–	–	–	–	–	(3,743)	(3,743)

Total Properties in Default, net	480	1,266	1,266	365,470	–	516,257	884,739

Total consolidated debt, net	$2,774	$603,016	$31,544	$817,470	$530,325	$2,436,784	$4,421,913

Weighted average interest rate, excluding Properties in Default	3.39%	4.42%	9.60%	6.93%	5.27%	5.53%	5.51%
Weighted average interest rate, Properties in Default	10.39%	10.39%	10.39%	9.48%	–	9.68%	9.60%
Weighted average interest rate, consolidated	4.60%	4.43%	9.64%	8.07%	5.27%	6.41%	6.33%
__________
(1)	One one-year extension is available at our option, subject to certain conditions, some of which we may be unable to fulfill.
(2)	Three one-year extensions are available at our option, subject to certain conditions, some of which we may be unable to fulfill.
(3)	Two one-year extensions are available at our option, subject to certain conditions, some of which we may be unable to fulfill.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 MMO Joint Venture Debt Maturities
(in thousands, except percentages)

	2009	2010	2011	2012	2013	Thereafter	Total

Fixed-Rate Debt
Wells Fargo Center (Denver, CO)	$–	$–	$–	$–	$–	$276,000	$276,000
One California Plaza	764	140,202	–	–	–	–	140,966
San Diego Tech Center	–	–	–	–	–	133,000	133,000
Quintana Campus	–	–	106,000	–	–	–	106,000
Cerritos Corporate Center	–	–	1,054	1,330	1,406	91,210	95,000
Stadium Gateway	–	–	–	–	–	52,000	52,000
	764	140,202	107,054	1,330	1,406	552,210	802,966

Debt premium, net of discount	–	(473)	(67)	–	–	2,450	1,910

Total joint venture debt, net	$764	$139,729	$106,987	$1,330	$1,406	$554,660	$804,876

Weighted average interest rate	4.73%	4.73%	5.07%	5.54%	5.54%	5.45%	5.27%

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Portfolio Data

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Same Store Analysis
(unaudited and in thousands, except percentages)

	For the Three Months Ended September 30, (1)			For the Nine Months Ended September 30, (2)
	2009	2008	% Change	2009	2008	% Change
Total Same Store Portfolio
Number of properties	21	21		19	19
Square feet as of September 30	11,078,248	11,063,767		10,838,083	10,823,602
Percentage of wholly-owned Office Portfolio	98.2%	100.0%		96.1%	97.8%
Weighted average leased percentage (3)	83.4%	83.5%		84.8%	85.5%

GAAP
Breakdown of Net Operating Income:
Operating revenue	$98,047	$95,181	3.0%	$291,983	$288,687	1.1%
Operating expenses	35,349	35,069	0.8%	103,765	104,369	(0.6)%
Other expense	1,264	1,372	(7.9)%	3,792	4,030	(5.9)%
Net operating income	$61,434	$58,740	4.6%	$184,426	$180,288	2.3%

CASH BASIS
Breakdown of Net Operating Income:
Operating revenue	$93,593	$88,156	6.2%	$276,270	$266,395	3.7%
Operating expenses	35,349	35,069	0.8%	103,765	104,369	(0.6)%
Other expense	743	743	-	2,229	2,223	0.3%
Net operating income	$57,501	$52,344	9.9%	$170,276	$159,803	6.6%
__________
(1)
Properties included in the Same Store analysis are the properties in our Office Portfolio, with the exception of the Properties in Default, our joint venture properties and the Lantana South and East buildings.

(2)
Properties included in the Same Store analysis are the properties in our Office Portfolio, with the exception of the Properties in Default, our joint venture properties, 2385 Northside Drive, 17885 Von Karman and the Lantana South and East buildings.

(3)	Represents weighted average leased amounts for the Same Store portfolio.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Portfolio Overview

Property by Submarket				Ownership	Square Feet			Leased % and In-Place Rents
Property	Number of Buildings	Number of Tenants	Year Built / Renovated	%	Net Building Rentable	Effective (1)	% of Net Rentable	% Leased	Total Annualized Rents (2)	Effective Annualized Rents (2)	Annualized Rent $/RSF (3)

Office Properties
Los Angeles County
Los Angeles Central Business District:
Gas Company Tower	1	17	1991	100%	1,323,651	1,323,651	8.69%	92.5%	$34,719,445	$34,719,445	$28.36
US Bank Tower	1	43	1989	100%	1,414,070	1,414,070	9.28%	61.7%	23,656,153	23,656,153	27.12
Wells Fargo Tower	2	63	1982	100%	1,396,198	1,396,198	9.16%	94.6%	28,197,126	28,197,126	21.35
Two California Plaza	1	63	1992	100%	1,327,607	1,327,607	8.71%	83.5%	21,888,027	21,888,027	19.75
KPMG Tower	1	22	1983	100%	1,143,654	1,143,654	7.51%	93.8%	24,653,814	24,653,814	22.97
777 Tower	1	36	1991	100%	1,010,206	1,010,206	6.63%	92.0%	19,737,269	19,737,269	21.23
One California Plaza	1	28	1985	20%	1,004,486	200,898	6.59%	76.9%	16,069,351	3,213,870	20.80
Total LACBD Submarket	8	272			8,619,872	7,816,284	56.57%	84.7%	168,921,185	156,065,704	23.14

Tri-Cities Submarket:
Glendale Center	2	4	1973/1996	100%	387,545	387,545	2.54%	100.0%	8,729,622	8,729,622	22.53
801 North Brand	1	29	1987	100%	282,770	282,770	1.86%	82.8%	4,648,611	4,648,611	19.86
701 North Brand	1	13	1978	100%	131,129	131,129	0.86%	97.2%	2,224,518	2,224,518	17.46
700 North Central	1	14	1979	100%	134,168	134,168	0.88%	75.5%	1,692,198	1,692,198	16.70
Plaza Las Fuentes	3	9	1989	100%	192,958	192,958	1.27%	100.0%	5,184,263	5,184,263	26.87
Total Tri-Cities Submarket	8	69			1,128,570	1,128,570	7.41%	92.4%	22,479,212	22,479,212	21.55

Santa Monica Professional and Entertainment Submarket:
Lantana Media Campus	5	26	1989/2001/2008/2009	100%	531,225	531,225	3.49%	77.3%	17,766,862	17,766,862	43.29
Total Entertainment Submarket	5	26			531,225	531,225	3.49%	77.3%	17,766,862	17,766,862	43.29

Cerritos Office Submarket:
Cerritos - Phase I	1	1	1999	20%	221,968	44,394	1.46%	100.0%	5,982,038	1,196,408	26.95
Cerritos - Phase II	1	–	2001	20%	104,567	20,913	0.68%	100.0%	2,482,421	496,484	23.74
Total Cerritos Submarket	2	1			326,535	65,307	2.14%	100.0%	8,464,459	1,692,892	25.92

Total Los Angeles County	23	368			10,606,202	9,541,386	69.61%	85.6%	$217,631,718	$198,004,670	$23.96

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Portfolio Overview (continued)

Property by Submarket				Ownership	Square Feet			Leased % and In-Place Rents
Property	Number of Buildings	Number of Tenants	Year Built / Renovated	%	Net Building Rentable	Effective (1)	% of Net Rentable	% Leased	Total Annualized Rents (2)	Effective Annualized Rents (2)	Annualized Rent $/RSF (3)

Office Properties
Orange County
John Wayne Airport Submarket:
Quintana Campus	4	2	1989/2004	20%	414,595	82,919	2.72%	39.6%	$2,614,977	$522,995	$15.92
17885 Von Karman Avenue	1	–	2008	100%	151,370	151,370	0.99%	0.0%	–	–	–
Total Airport Submarket	5	2			565,965	234,289	3.71%	29.0%	2,614,977	522,995	15.92

Costa Mesa Submarket:
Griffin Towers	2	39	1987	100%	546,996	546,996	3.59%	76.8%	6,480,535	6,480,535	15.42
Total Costa Mesa Submarket	2	39			546,996	546,996	3.59%	76.8%	6,480,535	6,480,535	15.42

Central Orange Submarket:
3800 Chapman	1	2	1984	100%	158,767	158,767	1.04%	75.9%	2,558,711	2,558,711	21.25
City Tower	1	27	1988	100%	412,427	412,427	2.71%	82.6%	7,404,692	7,404,693	21.74
Stadium Gateway	1	9	2001	20%	272,826	54,565	1.79%	89.5%	5,269,467	1,053,893	21.58
Total Central Orange Submarket	3	38			844,020	625,759	5.54%	83.6%	15,232,870	11,017,297	21.60

Other:
Brea Corporate Place	2	19	1987	100%	329,025	329,025	2.16%	56.3%	3,223,665	3,223,665	17.40
Brea Financial Commons	3	2	1987	100%	165,540	165,540	1.09%	90.7%	2,825,419	2,825,419	18.83
130 State College	1	1	1983	100%	42,884	42,884	0.28%	100.0%	614,957	614,957	14.34
Total Other	6	22			537,449	537,449	3.53%	70.4%	6,664,041	6,664,041	17.62

Total Orange County	16	101			2,494,430	1,944,493	16.37%	66.9%	$30,992,423	$24,684,868	$18.58

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Portfolio Overview (continued)

Property by Submarket				Ownership	Square Feet			Leased % and In-Place Rents
Property	Number of Buildings	Number of Tenants	Year Built / Renovated	%	Net Building Rentable	Effective (1)	% of Net Rentable	% Leased	Total Annualized Rents (2)	Effective Annualized Rents (2)	Annualized Rent $/RSF (3)

Office Properties
San Diego County

Sorrento Mesa Submarket:
San Diego Tech Center	11	25	1984/1986	20%	646,082	129,216	4.24%	93.8%	$12,370,546	$2,474,109	$20.42
Total Sorento Mesa Submarket	11	25			646,082	129,216	4.24%	93.8%	12,370,546	2,474,109	20.42

Mission Valley Submarket:
Mission City Corporate Center	3	12	1990	100%	190,634	190,634	1.25%	86.9%	4,191,442	4,191,442	25.30
2385 Northside Drive	1	2	2008	100%	88,795	88,795	0.58%	71.8%	906,326	906,326	14.22
Total Mission Valley Submarket	4	14			279,429	279,429	1.83%	82.1%	5,097,768	5,097,768	22.22

Total San Diego County	15	39			925,511	408,645	6.07%	90.2%	$17,468,314	$7,571,877	$20.92

Other
Denver, CO - Downtown Submarket:
Wells Fargo Center - Denver	1	39	1983	20%	1,211,746	242,349	7.95%	92.2%	$22,709,477	$4,541,895	$20.34
Total Other	1	39			1,211,746	242,349	7.95%	92.2%	22,709,477	4,541,895	20.34

Total Office Properties	55	547			15,237,889	12,136,873	100.00%	83.4%	$288,801,932	$234,803,310	$22.74
Effective Office Properties					12,136,873			83.4%			$23.21

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Portfolio Overview (continued)

Property by Submarket				Ownership	Square Feet			Leased % and In-Place Rents
Property	Number of Buildings	Number of Tenants	Year Built / Renovated	%	Net Building Rentable	Effective (1)	% of Net Rentable	% Leased	Total Annualized Rents (2)	Effective Annualized Rents (2)	Annualized Rent $/RSF (3)

Properties in Default
550 South Hope Street	1	40	1991	100%	565,738	565,738		87.3%	$8,856,054	$8,856,054	$17.92
2600 Michelson	1	24	1986	100%	308,329	308,329		68.1%	4,302,557	4,302,557	20.49
Stadium Towers Plaza	1	24	1988	100%	258,358	258,358		57.4%	3,036,387	3,036,387	20.49
500 Orange Tower	3	31	1987	100%	335,347	335,347		69.8%	4,490,476	4,490,476	19.19
Park Place Office (3121)	1	6	1977/2002	100%	150,585	150,585		79.5%	1,505,900	1,505,900	12.59
Park Place II (Retail - The Shops)	8	23	1981	100%	122,533	122,533		88.1%	3,289,190	3,289,190	30.45
Pacific Arts Plaza	8	41	1982	100%	787,016	787,016		77.8%	13,714,710	13,714,710	22.40
Total Properties in Default	23	189			2,527,906	2,527,906		76.2%	$39,195,274	$39,195,274	$20.35

Total Office and Properties in Default					17,765,795	14,664,779		82.3%
Effective Office and Properties in Default					14,664,779			82.1%

Hotel Property					SQFT	Effective SQFT	Number of Rooms
Westin Hotel, Pasadena, CA				100%	266,000	266,000	350
Total Hotel Property					266,000	266,000	350

Total Office, Properties in Default and Hotel Properties					18,031,795	14,930,779
Parking Properties					SQFT	Effective SQFT	Vehicle Capacity	Effective Vehicle Capacity	Annualized Parking Revenue (4)	Effective Annualized Parking Revenue (5)	Effective Annualized Parking Revenue per Vehicle Capacity (6)
On-Site Parking					7,696,001	5,879,003	24,434	18,555	$38,530,733	$33,629,541	$1,812
Off-Site Garages					1,714,435	1,714,435	5,729	5,729	12,334,773	12,334,773	2,153
Properties in Default					2,322,080	2,322,080	8,185	8,185	5,337,079	5,337,079	652
Total Parking Properties					11,732,516	9,915,518	38,348	32,469	$56,202,585	$51,301,393	1,580

Total Office, Properties in Default, Hotel and Parking Properties					29,764,311	24,846,297
__________
(1)	Includes 100% of our consolidated portfolio and 20% of our MMO joint venture portfolio.
(2)
Annualized rent represents the annualized monthly contractual rent under existing leases as of September 30, 2009. This amount reflects total base rent before any one-time or non-recurring rent abatements but after annually recurring rent credits and is shown on a net basis; thus, for any tenant under a partial gross lease, the expense stop, or under a fully gross lease, the current year operating expenses (which may be estimates as of such date), are subtracted from gross rent.

(3)	Annualized rent per rentable square foot represents annualized rent as computed above, divided by the total square footage under lease as of the same date.
(4)	Annualized parking revenue represents the annualized quarterly parking revenue as of September 30, 2009.
(5)
Effective annualized parking revenue represents the annualized quarterly parking revenue as of September 30, 2009 adjusted to include 100% of our consolidated portfolio and 20% of our MMO joint venture portfolio.

(6)	Effective annualized parking revenue per vehicle capacity represents the effective annualized parking revenue divided by the effective vehicle capacity.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Portfolio Geographic Distribution (Excluding Properties in Default) (1)

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Portfolio Overview — Leased Rates and Weighted Average Remaining Lease Term

		Weighted Average
	Ownership	Remaining Lease	% Leased
	Interest ( % )	Term (in years)	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008

Gas Company Tower	100%	5.4	92.5%	92.4%	92.1%	92.1%	92.0%
US Bank Tower	100%	4.0	61.7%	62.6%	65.1%	65.6%	65.1%
Wells Fargo Tower	100%	4.9	94.6%	93.6%	93.7%	93.9%	93.8%
KPMG Tower	100%	8.4	93.8%	93.8%	93.8%	92.5%	92.5%
777 Tower	100%	4.3	92.0%	92.0%	91.9%	91.9%	94.1%
One California Plaza	20%	4.6	76.9%	76.7%	77.1%	77.3%	81.2%
Glendale Center	100%	2.6	100.0%	100.0%	100.0%	100.0%	100.0%
801 North Brand	100%	2.8	82.8%	83.9%	83.1%	88.8%	91.0%
701 North Brand	100%	4.8	97.2%	97.2%	100.0%	100.0%	100.0%
700 North Central	100%	3.7	75.5%	75.5%	96.7%	92.0%	91.1%
Plaza Las Fuentes	100%	8.5	100.0%	100.0%	100.0%	100.0%	100.0%
Lantana Media Campus	100%	6.7	77.3%	83.6%	84.4%	82.8%	88.8%
Cerritos - Phase I	20%	5.0	100.0%	100.0%	100.0%	100.0%	100.0%
Cerritos - Phase II	20%	1.7	100.0%	100.0%	100.0%	100.0%	100.0%
Quintana Campus (1)	20%	2.0	39.6%	39.6%	42.2%	100.0%	100.0%
17885 Von Karman Avenue	100%	0.0	0.0%	0.0%	0.0%	0.0%	0.0%
Stadium Gateway	20%	4.4	89.5%	87.6%	79.0%	79.0%	77.5%
Mission City Corporate Center	100%	3.3	86.9%	86.9%	86.9%	86.9%	82.8%
2385 Northside Drive	100%	9.5	71.8%	51.7%	51.7%	51.7%	0.0%
San Diego Tech Center	20%	2.9	93.8%	93.7%	93.7%	96.8%	96.8%
Wells Fargo Center - Denver	20%	7.5	92.2%	94.0%	95.2%	95.9%	95.5%
Two California Plaza	100%	4.8	83.5%	83.7%	92.6%	94.0%	93.2%
3800 Chapman	100%	5.6	75.9%	63.4%	63.4%	63.4%	63.4%
Griffin Towers	100%	4.4	76.8%	68.8%	64.7%	64.3%	62.6%
City Tower	100%	3.1	82.6%	81.8%	78.9%	78.1%	78.9%
Brea Corporate Place	100%	2.6	56.3%	55.7%	55.0%	48.6%	47.7%
Brea Financial Commons	100%	4.6	90.7%	90.7%	90.7%	90.7%	90.7%
130 State College	100%	5.0	100.0%	100.0%	100.0%	100.0%	0.0%

Total Office Properties		5.1	83.4%	83.1%	82.5%	85.9%	85.6%

Effective Office Properties (2)		5.1	83.4%	83.0%	82.1%	84.6%	84.0%

Properties in Default
550 South Hope Street	100%	4.9	87.3%	87.3%	87.7%	87.3%	88.3%
Park Place II	100%	7.4	83.4%	82.8%	52.9%	54.4%	47.7%
2600 Michelson	100%	2.5	68.1%	72.5%	76.4%	76.1%	82.0%
500 Orange Tower	100%	4.6	69.8%	68.6%	78.5%	79.6%	80.2%
Stadium Towers Plaza	100%	3.0	57.4%	59.7%	59.0%	63.1%	61.0%
Pacific Arts Plaza	100%	5.3	77.8%	77.8%	76.0%	80.1%	79.7%

Total Properties in Default		4.9	76.2%	76.7%	74.7%	76.6%	76.6%

Total Office Properties and
Properties in Default		5.0	82.3%	80.6%	79.4%	81.1%	81.0%

Total Effective Office Properties
and Properties in Default		5.0	82.1%	80.0%	78.7%	79.3%	79.1%
__________
(1)	Reduction in leased percentage between Q4 2008 and Q1 2009 reflects space vacated by Washington Mutual in Q1 2009 pursuant to the rejection of leases by JP Morgan Chase.
(2)	Includes 100% of our consolidated portfolio and 20% of our MMO joint venture portfolio.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Major Tenants — Office Properties (Excluding Properties in Default)

	Tenant	Number of Locations	Annualized Rent (1)	% of Total Annualized Rent	Total Leased Square Feet	% of Aggregate Leased Square Feet of Effective Portfolio	Weighted Average Remaining Lease Term in Months	S & P Credit Rating / National Recognition (2)
	Rated
1	Southern California Gas Company	1	$21,283,883	9.1%	576,516	5.7%	25	A
2	Sempra (Pacific Enterprises)	1	8,189,591	3.5%	217,413	2.1%	9	A
3	Wells Fargo Bank (3)	3	6,813,737	2.9%	392,665	3.9%	60	AA-
4	Bank of America (3)	5	5,556,395	2.4%	258,461	2.6%	35	A+
5	AT&T (3)	5	4,906,037	2.1%	202,813	2.0%	39	A
6	US Bank, National Association	2	3,911,640	1.7%	157,488	1.6%	68	AA-
7	Disney Enterprises	1	3,706,960	1.6%	156,215	1.5%	21	A
8	Home Depot	1	2,243,454	1.0%	99,706	1.0%	44	BBB+
9	St. Paul Fire and Marine	1	2,233,402	1.0%	76,860	0.8%	43	AA-
10	FNMA (Fannie Mae)	1	2,228,663	0.9%	61,655	0.6%	101	AAA

	Total Rated / Weighted Average (3), (4)		61,073,762	26.2%	2,199,792	21.8%	39

	Total Investment Grade Tenants (3)		$84,352,872	35.9%	3,350,414	33.1%

	Nationally Recognized
11	Latham & Watkins LLP	2	9,178,964	3.9%	397,991	3.9%	158	3rd Largest US Law Firm
12	Gibson, Dunn & Crutcher LLP	1	6,410,038	2.7%	268,268	2.7%	98	20th Largest US Law Firm
13	Deloitte & Touche LLP	1	5,216,904	2.2%	342,094	3.4%	66	Largest US Accounting Firm
14	Marsh USA, Inc.	1	3,727,695	1.6%	212,721	2.1%	103	World's Largest Insurance Broker
15	KPMG LLP	1	3,662,464	1.6%	175,971	1.7%	57	4th Largest US Accounting Firm
16	Sidley Austin LLP	1	3,638,360	1.5%	192,457	1.9%	171	5th Largest US Law Firm
17	Morrison & Foerster LLP	1	3,469,400	1.5%	138,776	1.4%	48	23rd Largest US Law Firm
18	Munger, Tolles & Olson LLP	1	3,374,322	1.4%	160,682	1.6%	149	129th Largest US Law Firm
19	PricewaterhouseCoopers LLP	1	2,990,625	1.3%	160,784	1.6%	44	3rd Largest US Accounting Firm
20	Bingham McCutchen LLP	1	2,442,677	1.0%	104,712	1.0%	40	32nd Largest US Law Firm

	Total Nationally Recognized / Weighted Average (3), (4)		44,111,449	18.7%	2,154,456	21.3%	101

	Total Nationally Recognized Tenants (3)		80,752,402	34.4%	3,829,184	37.8%

	Total / Weighted Average (3), (4)		$105,185,211	44.9%	4,354,248	43.1%	70

	Total Investment Grade or Nationally Recognized Tenants (3)		$165,105,274	70.3%	7,179,598	70.9%
__________
(1)
Annualized base rent is calculated as monthly contractual base rent under existing leases as of September 30, 2009, multiplied by 12.  For those leases where rent has not yet commenced, the first month in which rent is to be received is used to determine annualized base rent.

(2)	S&P credit ratings are as of September 30, 2009. Rankings of law firms are based on total gross revenue in 2008 as reported by American Lawyer Media's LAW.com.
(3)	Includes 20% of annualized rent and leased square footage for our MMO joint venture properties.
(4)	The weighted average calculation is based on the effective net rentable square feet leased by each tenant, which reflects our pro-rata share of our MMO joint venture.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Portfolio Tenant Classification Description (Excluding Properties in Default) (1), (2)

Accommodation and Food Services
1%
Real Estate and Rental and Leasing
4%
Public Administration
1%
Educational Services
3%
Manufacturing
2%
All Other Services
7%
Finance and Insurance
25%
Utilities
8%
Legal Services
27%
Professional, Scientific and Technical Services (except Legal Services)
12%
Information
10%

(1) Percentages are based upon effective leased square feet.
(2) Classifications are based on the "North American Industrial Classification System" (NAICS).

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Lease Expirations — Wholly Owned Portfolio

				Percentage
	Total Area in	Percentage		of Total		Rent per
	Square Feet Covered	of Aggregate	Annualized	Annualized	Current Rent	Square Foot
Year	by Expiring Leases	Square Feet	Rent	Rent	per Square Foot (1)	at Expiration (2)

Available	2,492,110	17.9%
2009	107,132	0.8%	$2,041,024	0.8%	$19.05	$19.20
2010	1,272,032	9.2%	32,373,928	12.4%	25.45	25.69
2011	1,941,059	14.0%	50,908,420	19.5%	26.23	26.68
2012	787,560	5.7%	17,624,807	6.8%	22.38	24.61
2013	2,318,889	16.7%	48,857,379	18.8%	21.07	23.49
2014	822,900	5.9%	16,295,110	6.3%	19.80	23.32
2015	903,961	6.5%	17,923,316	6.9%	19.83	23.15
2016	256,783	1.8%	4,379,691	1.7%	17.06	22.17
2017	947,976	6.8%	20,435,610	7.8%	21.56	23.67
2018	663,136	4.8%	17,839,511	6.8%	26.90	36.57
Thereafter	1,375,987	9.9%	31,820,133	12.2%	23.13	33.54

	13,889,525	100.0%	$260,498,929	100.0%	$22.86	$26.32

Leases Expiring in the Next 4 Quarters:

4th Quarter 2009	107,132	0.8%	$2,041,024	0.8%	$19.05	$19.20
1st Quarter 2010 (3)	422,859	3.0%	10,026,055	3.8%	23.71	23.73
2nd Quarter 2010	389,104	2.8%	11,576,344	4.5%	29.75	29.84
3rd Quarter 2010	65,079	0.5%	1,277,672	0.5%	19.63	19.88

	984,174	7.1%	$24,921,095	9.6%	$25.32	$25.40
__________
(1)	Current rent per leased square foot represents current base rent, divided by total square footage under lease as of the same date.
(2)	Rent per leased square foot at expiration represents base rent including any future rent steps, and thus represents the base rent that will be in place at lease expiration.
(3)	Includes tenants leasing on a month-to-month basis.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Lease Expirations — Wholly Owned Portfolio
Los Angeles County

				Percentage
	Total Area in	Percentage		of Total		Rent per
	Square Feet Covered	of Aggregate	Annualized	Annualized	Current Rent	Square Foot
Year	by Expiring Leases	Square Feet	Rent	Rent	per Square Foot (1)	at Expiration (2)

Available	1,364,441	13.9%
2009	81,081	0.8%	$1,596,472	0.8%	$19.69	$19.87
2010	963,949	9.8%	26,281,681	13.0%	27.26	27.46
2011	1,381,629	14.0%	39,612,253	19.6%	28.67	29.02
2012	642,371	6.5%	14,225,393	7.0%	22.15	24.13
2013	1,469,825	14.9%	30,845,783	15.3%	20.99	23.27
2014	534,382	5.4%	11,398,999	5.6%	21.33	24.81
2015	716,428	7.3%	14,146,840	7.0%	19.75	23.06
2016	176,577	1.8%	3,732,144	1.9%	21.14	26.79
2017	891,059	9.1%	19,276,546	9.6%	21.63	23.77
2018	577,160	5.9%	15,933,002	7.9%	27.61	37.19
Thereafter	1,042,017	10.6%	24,904,849	12.3%	23.90	36.12

	9,840,919	100.0%	$201,953,962	100.0%	$23.83	$27.46

Leases Expiring in the Next 4 Quarters:

4th Quarter 2009	81,081	0.8%	$1,596,472	0.8%	$19.69	$19.87
1st Quarter 2010 (3)	374,499	3.8%	8,934,546	4.4%	23.86	23.88
2nd Quarter 2010	326,324	3.3%	10,480,365	5.2%	32.12	32.22
3rd Quarter 2010	14,026	0.2%	341,793	0.2%	24.37	24.68

	795,930	8.1%	$21,353,176	10.6%	$26.83	$26.90
__________
(1)	Current rent per leased square foot represents current base rent, divided by total square footage under lease as of the same date.
(2)	Rent per leased square foot at expiration represents base rent including any future rent steps, and thus represents the base rent that will be in place at lease expiration.
(3)	Includes tenants leasing on a month-to-month basis.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Lease Expirations — Wholly Owned Portfolio
Orange County

				Percentage
	Total Area in	Percentage		of Total		Rent per
	Square Feet Covered	of Aggregate	Annualized	Annualized	Current Rent	Square Foot
Year	by Expiring Leases	Square Feet	Rent	Rent	per Square Foot (1)	at Expiration (2)

Available	1,077,637	28.6%
2009	16,043	0.4%	$232,931	0.4%	$14.52	$14.52
2010	293,985	7.8%	5,705,734	10.7%	19.41	19.75
2011	502,523	13.3%	9,761,191	18.3%	19.42	20.08
2012	122,725	3.3%	2,854,723	5.3%	23.26	26.61
2013	849,064	22.5%	17,990,102	33.7%	21.19	23.87
2014	280,659	7.5%	4,758,158	8.9%	16.95	20.54
2015	133,194	3.5%	2,422,282	4.5%	18.19	21.73
2016	62,430	1.7%	539,508	1.0%	8.64	15.39
2017	56,917	1.5%	1,159,065	2.2%	20.36	22.21
2018	85,976	2.3%	1,906,510	3.6%	22.17	32.46
Thereafter	288,024	7.6%	6,116,995	11.4%	21.24	25.82

	3,769,177	100.0%	$53,447,199	100.0%	$19.86	$22.74

Leases Expiring in the Next 4 Quarters:

4th Quarter 2009	16,043	0.4%	$232,931	0.4%	$14.52	$14.52
1st Quarter 2010 (3)	48,360	1.3%	1,089,109	2.0%	22.52	22.55
2nd Quarter 2010	62,780	1.7%	1,095,977	2.1%	17.46	17.46
3rd Quarter 2010	51,053	1.3%	935,880	1.8%	18.33	18.56

	178,236	4.7%	$3,353,897	6.3%	$18.82	$18.89
__________
(1)	Current rent per leased square foot represents current base rent, divided by total square footage under lease as of the same date.
(2)	Rent per leased square foot at expiration represents base rent including any future rent steps, and thus represents the base rent that will be in place at lease expiration.
(3)	Includes tenants leasing on a month-to-month basis.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Lease Expirations — Properties in Default (1)

				Percentage
	Total Area in	Percentage		of Total		Rent per
	Square Feet Covered	of Aggregate	Annualized	Annualized	Current Rent	Square Foot
Year	by Expiring Leases	Square Feet	Rent	Rent	per Square Foot (2)	at Expiration (3)

Available	601,742	23.8%
2009	35,708	1.4%	$567,134	1.4%	$15.88	$16.28
2010	217,082	8.6%	3,855,878	9.8%	17.76	17.26
2011	338,803	13.4%	6,884,976	17.6%	20.32	20.86
2012	124,642	4.9%	2,868,789	7.3%	23.02	25.11
2013	420,482	16.6%	9,100,221	23.2%	21.64	24.10
2014	152,310	6.0%	2,849,765	7.3%	18.71	21.31
2015	95,566	3.8%	1,903,513	4.9%	19.92	22.85
2016	–	–	–	–	–	–
2017	163,239	6.5%	3,163,305	8.1%	19.38	22.03
2018	78,991	3.1%	1,579,285	4.0%	19.99	27.01
Thereafter	299,341	11.9%	6,422,408	16.4%	21.46	28.34

	2,527,906	100.0%	$39,195,274	100.0%	$20.35	$23.07

Leases Expiring in the Next 4 Quarters:

4th Quarter 2009	35,708	1.4%	$567,134	1.4%	$15.88	$16.28
1st Quarter 2010 (4)	46,516	1.8%	939,886	2.4%	20.21	20.22
2nd Quarter 2010	76,054	3.0%	1,271,526	3.3%	16.72	16.72
3rd Quarter 2010	26,487	1.1%	429,464	1.1%	16.21	16.65

	184,765	7.3%	$3,208,010	8.2%	$17.36	$17.51
__________
(1)
All Properties in Default are located in Orange County, except for 550 South Hope, which is located in the LACBD.  Currently, there are 71,571 square feet available for lease at 550 South Hope, with 32,909 square feet, 71,826 square feet, 55,017 square feet, 52,251 square feet, 19,279 square feet and 262,885 square feet scheduled to expire in 2009, 2010, 2011, 2012, 2013 and thereafter, respectively.

(2)	Current rent per leased square foot represents current base rent, divided by total square footage under lease as of the same date.
(3)	Rent per leased square foot at expiration represents base rent including any future rent steps, and thus represents the base rent that will be in place at lease expiration.
(4)	Includes tenants leasing on a month-to-month basis.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Lease Expirations — MMO Joint Venture Portfolio

				Percentage
	Total Area in	Percentage		of Total		Rent per
	Square Feet Covered	of Aggregate	Annualized	Annualized	Current Rent	Square Foot
Year	by Expiring Leases	Square Feet	Rent	Rent	per Square Foot (1)	at Expiration (2)

Available	646,279	16.7%
2009	98,806	2.5%	$2,079,627	3.1%	$21.05	$21.05
2010	484,056	12.5%	10,074,094	14.9%	20.81	21.08
2011	343,530	8.9%	6,619,645	9.8%	19.27	20.81
2012	321,740	8.3%	6,882,490	10.2%	21.39	22.39
2013	229,643	5.9%	5,142,080	7.6%	22.39	25.59
2014	825,980	21.3%	16,572,404	24.5%	20.06	24.51
2015	141,274	3.6%	2,820,170	4.2%	19.96	23.38
2016	57,865	1.5%	1,119,869	1.7%	19.35	23.52
2017	11,450	0.3%	237,823	0.4%	20.77	27.32
2018	81,744	2.1%	1,713,538	2.5%	20.96	29.50
Thereafter	633,903	16.4%	14,236,537	21.1%	22.46	30.28

	3,876,270	100.0%	$67,498,277	100.0%	$20.90	$24.57

Leases Expiring in the Next 4 Quarters:

4th Quarter 2009	98,806	2.5%	$2,079,627	3.1%	$21.05	$21.05
1st Quarter 2010 (3)	172,643	4.5%	2,405,860	3.5%	13.94	13.96
2nd Quarter 2010	19,464	0.5%	459,511	0.7%	23.61	24.34
3rd Quarter 2010	186,161	4.8%	4,469,887	6.6%	24.01	24.05

	477,074	12.3%	$9,414,885	13.9%	$19.73	$19.79
__________
(1)	Current rent per leased square foot represents current base rent, divided by total square footage under lease as of the same date.
(2)	Rent per leased square foot at expiration represents base rent including any future rent steps, and thus represents the base rent that will be in place at lease expiration.
(3)	Includes tenants leasing on a month-to-month basis.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Leasing Activity — Total Portfolio and Effective Portfolio

	Total Portfolio		Effective Portfolio (1)
	For the		For the
	Three Months Ended		Three Months Ended
	September 30, 2009	% Leased	September 30, 2009	% Leased

Leased Square Feet as of June 30, 2009	15,636,850	80.6%	13,042,171	80.0%
Disposition - Park Place I	(1,036,754)		(1,036,754)
Revised Leased Square Feet	14,600,096	82.2%	12,005,417	81.9%
Expirations	(365,301)	(2.1)%	(258,235)	(1.8)%
New Leases	251,851	1.4%	171,973	1.2%
Renewals	140,760	0.8%	124,258	0.8%
Leased Square Feet as of September 30, 2009	14,627,406	82.3%	12,043,413	82.1%

Cash Rent Growth (2), (3)
Expiring Rate per Square Foot				$21.52
New / Renewed Rate per Square Foot				$17.97
Percentage Change				(16.5)%

GAAP Rent Growth (3), (4)
Expiring Rate per Square Foot				$21.60
New / Renewed Rate per Square Foot				$17.44
Percentage Change				(19.3)%

Weighted Average Lease Term - New (in months)				89
Weighted Average Lease Term - Renewal (in months)				57
__________
(1)	Includes 100% of our consolidated portfolio and 20% of our MMO joint venture properties.
(2)	Represents the difference between (i) initial market rents on new and renewed leases and (ii) the cash rents on those spaces immediately prior to the expiration or termination.
(3)	For newly acquired properties, cash and GAAP rent growth is excluded for spaces that expired prior to our ownership and were re-leased after acquisition.
Excludes new and renewed leases for spaces with more than twelve months of downtime and early renewals commencing after September 30, 2010.
(4)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Leasing Activity — Los Angeles Central Business District

	Total Portfolio		Effective Portfolio (1)
	For the		For the
	Three Months Ended		Three Months Ended
	September 30, 2009	% Leased	September 30, 2009	% Leased

Leased Square Feet as of June 30, 2009, Los Angeles Central Business District	7,790,750	84.8%	7,175,596	85.6%
Expirations	(159,250)	(1.7)%	(110,236)	(1.3)%
New Leases	92,539	1.0%	40,965	0.5%
Renewals	71,262	0.8%	70,904	0.8%
Leased Square Feet as of September 30, 2009, Los Angeles Central Business District	7,795,301	84.9%	7,177,229	85.6%

Cash Rent Growth (2), (3)
Expiring Rate per Square Foot				$18.12
New / Renewed Rate per Square Foot				$20.09
Percentage Change				10.8%

GAAP Rent Growth (3), (4)
Expiring Rate per Square Foot				$19.07
New / Renewed Rate per Square Foot				$20.09
Percentage Change				5.3%

Weighted Average Lease Term - New (in months)				84
Weighted Average Lease Term - Renewal (in months)				62
__________
(1)	Includes 100% of our consolidated portfolio and 20% of our MMO joint venture properties.
(2)	Represents the difference between (i) initial market rents on new and renewed leases and (ii) the cash rents on those spaces immediately prior to the expiration or termination.
(3)	For newly acquired properties, cash and GAAP rent growth is excluded for spaces that expired prior to our ownership and were re-leased after acquisition.
Excludes new and renewed leases for spaces with more than twelve months of downtime and early renewals commencing after September 30, 2010.
(4)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Leasing Activity — Orange County

	Total Portfolio		Effective Portfolio (1)
	For the		For the
	Three Months Ended		Three Months Ended
	September 30, 2009	% Leased	September 30, 2009	% Leased

Leased Square Feet as of June 30, 2009, Orange County	4,072,785	66.9%	3,750,310	67.7%
Disposition - Park Place I	(1,036,754)		(1,036,754)
Revised Leased Square Feet	3,036,031	68.2%	2,713,556	69.5%
Expirations	(76,022)	(1.7)%	(60,671)	(1.6)%
New Leases	128,665	2.9%	109,028	2.8%
Renewals	11,317	0.2%	11,317	0.3%
Leased Square Feet as of September 30, 2009, Orange County	3,099,991	69.6%	2,773,230	71.0%

Cash Rent Growth (2), (3)
Expiring Rate per Square Foot				$18.34
New / Renewed Rate per Square Foot				$14.97
Percentage Change				(18.4)%

GAAP Rent Growth (3), (4)
Expiring Rate per Square Foot				$18.13
New / Renewed Rate per Square Foot				$14.76
Percentage Change				(18.6)%

Weighted Average Lease Term - New (in months)				93
Weighted Average Lease Term - Renewal (in months)				51
___________
(1)	Includes 100% of our consolidated portfolio and 20% of our MMO joint venture properties.
(2)	Represents the difference between (i) initial market rents on new and renewed leases and (ii) the cash rents on those spaces immediately prior to the expiration or termination.
(3)	For newly acquired properties, cash and GAAP rent growth is excluded for spaces that expired prior to our ownership and were re-leased after acquisition.
Excludes new and renewed leases for spaces with more than twelve months of downtime and early renewals commencing after September 30, 2010.
(4)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Tenant Improvements and Leasing Commissions (1), (2)

	For the Three Months Ended			For the Year Ended December 31,
	September 30, 2009	June 30, 2009	March 31, 2009	2008	2007	2006
Renewals (3)
Number of Leases	15	26	25	130	152	74
Square Feet	120,222	143,204	146,677	664,524	881,406	824,516
Tenant Improvement Costs per Square Foot (4)	$3.95	$10.44	$10.91	$13.95	$11.69	$29.22
Leasing Commission Costs per Square Foot	$5.24	$5.28	$6.05	$5.53	$5.14	$8.18
Total Tenant Improvements and Leasing Commissions
Costs per Square Foot	$9.19	$15.72	$16.96	$19.48	$16.83	$37.40
Costs per Square Foot per Year	$1.88	$3.00	$3.12	$4.36	$3.41	$4.78

New / Modified Leases (5)
Number of Leases	24	31	23	163	141	147
Square Feet	164,682	281,409	116,771	1,115,055	893,634	1,015,192
Tenant Improvement Costs per Square Foot (4)	$23.69	$14.47	$17.94	$41.97	$22.89	$20.93
Leasing Commission Costs per Square Foot	$4.68	$6.20	$4.70	$10.11	$6.52	$6.34
Total Tenant Improvements and Leasing Commissions
Costs per Square Foot	$28.37	$20.67	$22.64	$52.08	$29.41	$27.27
Costs per Square Foot per Year	$3.80	$3.14	$5.20	$5.98	$5.00	$4.33

Total
Number of Leases	39	57	48	293	293	221
Square Feet	284,905	424,613	263,448	1,779,579	1,775,040	1,839,708
Tenant Improvement Costs per Square Foot (4)	$15.36	$13.11	$14.02	$31.51	$17.33	$24.64
Leasing Commission Costs per Square Foot	$4.92	$5.89	$5.45	$8.40	$5.84	$7.16
Total Tenant Improvements and Leasing Commissions
Costs per Square Foot	$20.28	$19.00	$19.47	$39.91	$23.17	$31.80
Costs per Square Foot per Year	$3.18	$3.10	$3.93	$5.60	$4.28	$4.55
__________
(1)	Based on leases executed during the period. Excludes leases to related parties, short-term leases less than six months, and leases for raw space.
(2)	Tenant improvement and leasing commission information for 2009, 2008 and 2007 reflects 100% of the consolidated portfolio and 20% of the MMO joint venture properties.
Information for 2006 reflects 100% of the consolidated portfolio and 100% of the MMO joint venture properties.
(3)	Does not include retained tenants that have relocated to new space or expanded into new space.
(4)	Tenant improvements include improvements and lease concessions.
(5)	Includes retained tenants that have relocated or expanded into new space and lease modifications.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Historical Capital Expenditures — Office Properties (1)

	For the Three Months Ended			For the Year Ended December 31,

	September 30, 2009	June 30, 2009	March 31, 2009	2008	2007	2006

Consolidated
Non-recoverable capital expenditures (2)	$613,946	$922,650	$1,076,771	$10,571,743	$11,326,800	$2,454,126
Total square feet	13,364,625	14,996,814	15,452,055	15,498,637	16,051,311	11,625,028
Non-recoverable capital expenditures per square foot	$0.05	$0.06	$0.07	$0.68	$0.71	$0.21
Unconsolidated
Non-recoverable capital expenditures (3)	$42,754	$20,784	$197,799	$220,946	$50,406	$153,069
Total square feet (4)	709,947	709,546	682,614	635,670	624,674	622,561
Non-recoverable capital expenditures per square foot	$0.06	$0.03	$0.29	$0.35	$0.08	$0.25

Consolidated
Recoverable capital expenditures (5)	$389,609	$320,148	$89,670	$1,197,266	$2,857,483	$1,329,624
Total square feet	13,364,625	14,996,814	15,452,055	15,498,637	16,051,311	11,625,028
Recoverable capital expenditures per square foot	$0.03	$0.02	$0.01	$0.08	$0.18	$0.11
Unconsolidated
Recoverable capital expenditures (3), (5)	$–	$792	$17,128	$30,524	$5,779	$122,149
Total square feet (4)	709,947	709,546	682,614	635,670	624,674	622,561
Recoverable capital expenditures per square foot	$–	$–	$0.03	$0.05	$0.01	$0.20
__________
(1)
Historical capital expenditures for each period shown reflect properties owned for the entire period. For properties acquired during each period, the capital expenditures will be reflected in the following full period of ownership. For properties sold during each period, the capital expenditures will be excluded for that period. Any capital expenditures incurred during the period of acquisition or disposition will be footnoted separately.

(2)
For 2008, excludes $6.4 million of non-recoverable capital expenditures as a result of discretionary renovation costs of $6.1 million at KPMG Tower and $0.3 million of planned renovation costs at Lantana Media Campus. For 2007, excludes $3.8 million of non-recoverable capital expenditures as a result of discretionary renovation costs of $1.9 million at KPMG Tower and $1.9 million of planned renovation costs at Lantana Media Campus. For 2006, excludes $0.5 million of non-recoverable capital expenditures incurred at acquired properties following their acquisition.

(3)	Amount represents our 20% ownership interest in our joint venture with Macquarie Office Trust.
(4)	The square footages of Cerritos Corporate Center Phases I and II are deducted from the total square feet amount as the tenants pay for all capital expenditures.
(5)
Recoverable capital improvements, such as equipment upgrades, are generally financed through capital leases. The annual amortization, based on each asset’s useful life, as well as any financing costs, are generally billed to tenants on an annual basis as payments are made.  The amounts presented represent the total value of the improvements in the year they are made.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Hotel Performance and Hotel Historical Capital Expenditures

Hotel Performance

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
			Percent
Westin Hotel, Pasadena, CA	2009	2008	Change	2009	2008

Occupancy	72.7%	79.0%	(8.0)%	70.7%	81.9%

Average daily rate	$146.48	$173.02	(15.3)%	$156.14	$176.49

Revenue per available room (REVPAR)	$106.43	$136.74	(22.2)%	$110.46	$144.60

Hotel net operating income	$1,545,608	$2,199,438	(29.7)%	$4,758,115	$7,084,149

Hotel Historical Capital Expenditures

	For the Three Months Ended September 30,		For the Year Ended December 31,
Westin Hotel, Pasadena, CA	2009	2008	2008	2007	2006

Hotel improvements and equipment replacements	$62,034	$253,887	$699,531	$712,955	$730,531

Total hotel revenue	$4,916,380	$6,300,724	$26,615,726	$27,214,156	$27,053,648

Hotel improvements as a percentage of hotel revenue	1.3%	4.0%	2.6%	2.6%	2.7%

Renovation and upgrade costs	$–	$–	$–	$–	$164,072

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

 Construction in Progress

		As of September 30, 2009
Property	Location	Land Value (1)	Construction Costs Incurred	Estimated Cost of Development (2)	Developed Square Feet	Date of Completion
		(in millions)	(in millions)	(in millions)
Los Angeles County

207 Goode Avenue	Glendale, CA	$14.8	$50.7	$64.5	187,974	2009 (3)
__________
(1)
Land value represents the total land cost attributable to the entire project and includes amounts capitalized for interest in excess of construction loan interest reserves and property taxes totaling approximately $3 million.

(2)	The estimated cost of development excludes land.
(3)	This building was completed during the third quarter of 2009.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

  Development Pipeline

		As of September 30, 2009
	Location	Developable Square Feet (1)	Structured Parking Square Feet	Type of Planned Development
Unencumbered Development Properties

Los Angeles County
755 South Figueroa	Los Angeles, CA	930,000	266,000	Office

Glendale Center - Phase II	Glendale, CA	264,000	158,000	Mixed Use

	Total Los Angeles County	1,194,000	424,000

Orange County

Brea Financial Commons/Brea Corporate Place (2)	Brea, CA	550,000	784,000	Office, Mixed Use

500 Orange Center (3)	Orange, CA	900,000	960,000	Office

City Tower II (4)	Orange, CA	465,000	696,000	Office
	Total Orange County	1,915,000	2,440,000

San Diego
San Diego Tech Center (5), (6)	Sorrento Mesa, CA	1,320,000	1,674,000	Office

	Total	4,429,000	4,538,000

Development Properties Encumbered by Defaulted Mortgages

Stadium Tower II	Anaheim, CA	282,000	367,000	Office

Pacific Arts Plaza	Costa Mesa, CA	468,000	260,000	Office

		225,000		Residential (7)

2600 Michelson (8)	Irvine, CA	270,000	154,000	Office

	Total	1,245,000	781,000

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

  Development Pipeline (continued)

__________
(1)	The developable square feet presented represents the office, retail, hotel and residential footages that we estimate can be developed on the referenced property.
(2)
The developable square feet presented represents management’s estimate of the development potential for the referenced property based on the allowed density under current zoning and capacity considerations for the site still under planning review.

(3)
The developable square feet presented represents management’s estimate of the development potential for the referenced property based on the allowed density under current zoning.  Approximately 60,000 square feet of the estimated development potential will require the consolidation of an adjacent remnant parcel in cooperation with the City of Orange.

(4)
The developable square feet presented represents management’s estimate of the development potential for the referenced property based on the allowed density under a Conditional Use Permit obtained for the property in 2001, which has since expired.

(5)	Land held for development was not contributed to the MMO joint venture.
(6)	The third phase contemplates the demolition of 120,000 square feet of existing space.
(7)
The developable square feet presented represents management’s estimate of the development potential for the referenced property based on the construction of 180 residential units as contemplated under a Program EIR completed by the City of Costa Mesa for this and other surrounding properties.  This residential development would replace an existing 67,450 square foot office building at Pacific Arts Plaza.

(8)
The developable square feet presented represents management’s estimate of the development potential for the referenced property based on an allocation of excess trips reserved from our disposition of Inwood Park, which we have been in discussion with the City of Irvine over securing, and the potential utilization of excess trips from our other assets in the Irvine Business Complex (i.e., Park Place).

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

Fund from Operations, or FFO, is a widely recognized measure of REIT performance.  We calculate FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT.  FFO represents net income (loss) (as computed in accordance with accounting principles generally accepted in the United States of America, or GAAP), excluding gains from disposition of property (but including impairments and provisions for losses on property held for sale), plus real estate-related depreciation and amortization (including capitalized leasing costs and tenant allowances or improvements).  Adjustments for our unconsolidated joint venture are calculated to reflect FFO on the same basis.

Management uses FFO as a supplemental performance measure because, in excluding real estate-related depreciation and amortization and gains from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs.  We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.

However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of our performance is limited.  Other Equity REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other Equity REITs’ FFO.  As a result, FFO should be considered only as a supplement to net income as a measure of our performance.  FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to meet our cash needs, including our ability to pay dividends or make distributions.  FFO also should not be used as a supplement to or substitute for cash flows from operating activities (as computed in accordance with GAAP).

FFO before specified items:

Management also uses FFO before specified items as a supplemental performance measure because losses from early extinguishment of debt, default interest and the impairment of long-lived assets create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential.

Losses from early extinguishment of debt represent costs to extinguish debt prior to the stated maturity and the write off of unamortized loan costs on the date of extinguishment.  The decision to extinguish debt prior to its maturity generally results from (i) the assumption of debt in connection with property acquisitions that is priced or structured at less than desirable terms (for example, a variable interest rate instead of a fixed interest rate), (ii) short-term bridge financing obtained in connection with the acquisition of a property or portfolio of properties until such time as the company completes its long-term financing strategy, (iii) the early repayment of debt associated with properties disposed of, or (iv) the restructuring or replacement of property or corporate-level financing to accommodate property acquisitions.  Consequently, management views these losses as costs to complete the respective acquisition or disposition of properties.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Management Statements on Non-GAAP Supplemental Measures (continued)

FFO before specified items: (continued)

During the third quarter of 2009, we announced a plan to cease funding cash shortfalls at certain properties.  As a result, six special purpose property-owning subsidiaries are or will be in default on their mortgage loans: Stadium Towers in Central Orange County, Park Place II in Irvine, 2600 Michelson in Irvine, Pacific Arts Plaza in Costa Mesa, 550 South Hope in Downtown Los Angeles, and 500 Orange Tower in Central Orange County.  We are accruing interest on the defaulted mortgage loans at the default rate per the applicable loan agreements.  We have excluded default interest accrued on Properties in Default from the calculation of FFO before specified items since this charge is a direct result of management’s decision to dispose of property other than by sale.  Management views default interest as a cost to complete the disposition of the related properties.

Impairment of long-lived assets represents non-cash charges taken to write down depreciable real estate assets to fair value estimated when events or changes in circumstances indicate that the carrying amount may not be recoverable.  Per the NAREIT definition of FFO, gains from property dispositions are excluded from the calculation of FFO; however, impairment losses are required to be included.  Management excludes both gains on disposal and impairment losses from the calculation of FFO before specified items because they both relate to the financial statement impact of decisions made to dispose of property, whether in the period of disposition or in advance of disposition.  These types of gains or losses create volatility in our earnings and make it difficult for investors to determine the funds generated by our ongoing business operations.

Adjusted Funds from Operations:

We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing and development payroll and interest expense, (iii) recurring and non-recurring capital expenditures required to maintain and re-tenant our properties, (iv) regular principal payments required to service our debt, and (v) 2nd generation tenant improvements and leasing commissions.  Management uses AFFO as a supplemental liquidity measure because, when compared year over year, it assesses our ability to fund our dividend and distribution requirements from our operating activities.  We also believe that, as a widely recognized measure of the liquidity of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs.

However, because AFFO may exclude certain non-recurring capital expenditures and leasing costs, the utility of AFFO as a measure of our liquidity is limited.  Additionally, other Equity REITs may not calculate AFFO using the method we do.  As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO.  AFFO should be considered only as a supplement to cash flows from operating activities (as computed in accordance with GAAP) as a measure of our liquidity.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Management Statements on Non-GAAP Supplemental Measures (continued)

EBITDA:

Management uses EBITDA as an indicator of our ability to incur and service debt.  We believe EBITDA is an appropriate supplemental measure for such purposes, because the amounts spent on interest are, by definition, available to pay interest, income tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up, and depreciation and amortization are non-cash charges.  In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs.  However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited.  Accordingly, EBITDA should not be considered an alternative to cash flows from operating activities (as computed in accordance with GAAP) as a measure of our liquidity.  EBITDA should not be considered as an alternative to net income as an indicator of our operating performance.  Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs’ EBITDA.

Adjusted EBITDA:

Management also uses Adjusted EBITDA as a supplemental performance measure because losses from early extinguishment of debt and the impairment of long-lived assets create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential.

Losses from early extinguishment of debt represent costs to extinguish debt prior to the stated maturity and the write off of unamortized loan costs on the date of extinguishment.  The decision to extinguish debt prior to its maturity generally results from (i) the assumption of debt in connection with property acquisitions that is priced or structured at less than desirable terms (for example, a variable interest rate instead of a fixed interest rate), (ii) short-term bridge financing obtained in connection with the acquisition of a property or portfolio of properties until such time as the company completes its long-term financing strategy, (iii) the early repayment of debt associated with properties disposed of, or (iv) the restructuring or replacement of property or corporate-level financing to accommodate property acquisitions.  Consequently, management views these losses as costs to complete the respective acquisition or disposition of properties.

Impairment of long-lived assets represents non-cash charges taken to write down depreciable real estate assets to fair value estimated when events or changes in circumstances indicate that the carrying amount may not be recoverable.  Management excludes both gains on disposal and impairment losses from the calculation of Adjusted EBITDA because they both relate to the financial statement impact of decisions made to dispose of property, whether in the period of disposition or in advance of disposition.  These types of gains or losses create volatility in our earnings and make it difficult for investors to determine the earnings generated by our ongoing business operations.

Maguire Properties, Inc.
Supplemental Operating and Financial Data
Third Quarter 2009

Management Statements on Non-GAAP Supplemental Measures (continued)

Coverage Ratios:

We present interest and fixed charge coverage ratios as supplemental liquidity measures.  Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income.  In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments.  However, because these ratios are derived from EBITDA, their utility is limited by the same factors that limit the usefulness of EBITDA as a liquidity measure.  Accordingly, our interest coverage ratio should not be considered as an alternative to cash flows from operating activities (as computed in accordance with GAAP) as a measure of our liquidity.